UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 30, 2023

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modifications to Rights of Security Holders.

The disclosure required by this Item is included in Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2023, the Board of Directors (the “Board”) of Mullen Automotive Inc. (the “Company”) approved amended and restated bylaws (the “Amended and Restated Bylaws”) of the Company, effective immediately. The Amended and Restated Bylaws incorporate prior Amendments No. 1, 2 and 3 and amend certain of the provisions of Article 2, Sections 2.02, 2.06, 2.10 and 2.11 and Article 6, Section 6.03. Among other things, the amendments set forth in the Amended and Restated Bylaws (1) revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions, including changing the period that a stockholder’s notice must be received by the Company to not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders and restricting the number of nominees a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting; (2) address the universal proxy rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including applicable notice and solicitation requirements; (3) require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and (4) update various provisions of the Amended and Restated Bylaws to make certain technical and clarifying changes that address Rule 14a-19 as well as the Company’s fiscal year end.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by reference to the Amended and Restated Bylaws, copy of which is attached hereto as Exhibit 3.1 (marked to show changes) and is incorporated herein by reference.

Item 8.01	Other Events.

The Annual Meeting of Stockholders of the Company for fiscal year 2024 has been scheduled for February 29, 2024 (the “Annual Meeting”) and will be held solely online by remote communication, in virtual only format. As previously announced, while the Company held an annual meeting during fiscal year 2023 and the proposals that were approved at such meeting including the election of directors are, and remain valid, the Nasdaq Listing Qualifications Department determined that the 2023 annual meeting did not satisfy Nasdaq Listing Rule 5620(a). Accordingly, solely to comply with the Nasdaq Listing Rule, the annual meeting for fiscal year 2024 will also be deemed the 2023 annual meeting. The record date for stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof is January 12, 2024.

Because the Company’s Annual Meeting to be held during fiscal year 2024 has been changed by more than 30 calendar days from the date of the previous year’s meeting, pursuant to Rule 14a-8 (“Rule 14a-8”) under the Exchange Act, the Company is setting a deadline for receipt of Rule 14a-8 stockholder proposals that is a reasonable time before the Company expects to begin to print and send its proxy materials. Accordingly, the Company has set a new deadline for receipt at the Company’s principal executive offices of qualified stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the Annual Meeting to be not later than December 11, 2023. Stockholder proposals must comply with the Company’s Amended and Restated Bylaws and the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials.

Additionally, stockholders who wish to submit a proposal or director nomination for consideration at the Annual Meeting, other than pursuant to Rule 14a-8, must comply with the procedures set forth in the Amended and Restated Bylaws, including delivering proper notice in writing to the Company’s Secretary at its principal executive offices not later than December 21, 2023, which is 70 days prior to the Annual Meeting as provided in the bylaws prior to the approval of the Amended and Restated Bylaws. The Company has chosen this deadline date for such notice with respect to the Annual Meeting given the recent change of the deadline dates set forth in the advance notice bylaw provisions of the Amended and Restated Bylaws.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than December 31, 2023, which is 60 calendar days prior to the Annual Meeting.

All stockholder proposals must be received by the Company at its principal executive offices located at 1405 Pioneer Street, Brea, CA 92821 addressed to the Secretary of the Company and must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in the Company’s Amended and Restated Bylaws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Mullen Automotive Inc., as of November 30, 2023 (marked to show changes)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: December 1, 2023	By:	/s/ David Michery
David Michery
Chief Executive Officer